Exhibit 99(m)(2)(g)

AMENDMENT NO. 6

TO THE

FOURTH AMENDED AND RESTATED DISTRIBUTION AND SERVICE PLAN

(REIMBURSEMENT)

The Fourth Amended and Restated Distribution and Service Plan (Reimbursement) (the "Plan"), dated as of July 1, 2022, as subsequently amended, pursuant to Rule 12b-1, is hereby amended, as of June 17, 2025, as follows:

WHEREAS, effective August 28, 2025, the parties desire to amend the Plan to: (i) establish a reimbursement style Rule 12b-1 plan for Class R shares of Invesco Summit Fund, a series portfolio of AIM Equity Funds (Invesco Equity Funds), Invesco Energy Fund, a series portfolio of AIM Sector Funds (Invesco Sector Funds) and Invesco Health Care Fund, a series portfolio of AIM Investment Funds (Invesco Investment Funds) on Schedule A; and to (ii) add Class R Shares to Invesco S&P 500 Index Fund, a series portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust) and Invesco Technology Fund, a series portfolio of AIM Sector Funds (Invesco Sector Funds) on Schedule A.

NOW THEREFORE, Schedule A to the Plan is deleted in its entirety and replaced with the following:

SCHEDULE A

TO THE

FOURTH AMENDED AND RESTATED DISTRIBUTION AND SERVICE PLAN

(Reimbursement)

AIM Counselor Series Trust (Invesco Counselor Series Trust)

Portfolio	Share Class	Maximum Distribution Amount*	Maximum Shareholder Services Amount	Maximum Aggregate Reimbursable Amount
Invesco American Franchise Fund	Class A	0.25%	0.25%	0.25%
	Class C	0.75%	0.25%	1.00%
	Class R	0.50%	0.25%	0.50%

Invesco Equally-Weighted S&P 500 Fund	Class A	0.25%	0.25%	0.25%
	Class C	0.75%	0.25%	1.00%
	Class R	0.50%	0.25%	0.50%

Invesco Equity and Income Fund	Class A	0.25%	0.25%	0.25%
	Class C	0.75%	0.25%	1.00%
	Class R	0.50%	0.25%	0.50%

Invesco Growth and Income Fund	Class A	0.25%	0.25%	0.25%
	Class C	0.75%	0.25%	1.00%
	Class R	0.50%	0.25%	0.50%

Invesco S&P 500 Index Fund	Class A	0.25%	0.25%	0.25%
	Class C	0.75%	0.25%	1.00%
	Class R	0.50%	0.25%	0.50%

Invesco Short Duration High Yield Municipal Fund	Class A	0.25%	0.25%	0.25%

AIM Equity Funds (Invesco Equity Funds)

Portfolio	Share Class	Maximum Distribution Amount*	Maximum Shareholder Amount	Maximum Aggregate Reimbursable Amount
Invesco Diversified Dividend Fund	Investor	0.25%	0.25%	0.25	%π

Invesco Summit Fund	Class R	0.50%	0.25%	0.50%

AIM Growth Series (Invesco Growth Series)

Portfolio	Share Class	Maximum Distribution Amount*	Maximum Shareholder Services Amount	Maximum Aggregate Reimbursable Amount
Invesco Convertible Securities Fund	Class A	0.25%	0.25%	0.25%
	Class C	0.75%	0.25%	1.00%

Invesco Quality Income Fund	Class A	0.25%	0.25%	0.25%
	Class C	0.75%	0.25%	1.00%

Invesco Small Cap Growth Fund	Class A	0.25%	0.25%	0.25%
	Class C	0.75%	0.25%	1.00%
	Investor Class	0.25%	0.25%	0.25	%π

AIM International Mutual Funds (Invesco International Mutual Funds)

Portfolio	Share Class	Distribution Amount*	Maximum Shareholder Services Amount	Maximum Aggregate Reimbursable Amount
Invesco Asia Pacific Equity Fund	Class A	0.25%	0.25%	0.25%
	Class C	0.75%	0.25%	1.00%
	Class R	0.50%	0.25%	0.50%

Invesco International Value Fund	Investor	0.25%	0.25%	0.25%

AIM Investment Funds (Invesco Investment Funds)

Portfolio	Share Class	Maximum Distribution Amount*	Maximum Shareholder Services Amount	Maximum Aggregate Reimbursable Amount
Invesco Discovery Mid Cap Growth Fund	Class C	0.75%	0.25%	1.00%
	Class R	0.50%	0.25%	0.50%

Invesco Health Care Fund	Class R	0.50%	0.25%	0.50%

Invesco Multi-Asset Income Fund	Class A	0.25%	0.25%	0.25%

AIM Investment Securities Funds (Invesco Investment Securities Fund)

Portfolio	Share Class	Maximum Distribution Amount*	Maximum Shareholder Services Amount	Maximum Aggregate Reimbursable Amount
Invesco Corporate Bond Fund	Class A	0.25%	0.25%	0.25%
	Class C	0.75%	0.25%	1.00%

Invesco High Yield Fund	Investor Class	0.25%	0.25%	0.25	%π

Invesco Government Money Market Fund	Class AX	0.15%	0.15%	0.15%
	Class CX	0.65%	0.25%	0.90%

Invesco Real Estate Fund	Class A	0.25%	0.25%	0.25%
	Investor Class	0.25%	0.25%	0.25	%π

Invesco Income Fund	Investor Class	0.25%	0.25%	0.25	%π

Invesco Short Term Bond Fund	Class A	0.15%	0.15%	0.15%

AIM Sector Funds (Invesco Sector Funds)

Portfolio	Share Class	Maximum Distribution Amount*	Maximum Shareholder Services Amount	Maximum Aggregate Reimbursable Amount
Invesco Comstock Fund	Class A	0.25%	0.25%	0.25%
	Class C	0.75%	0.25%	1.00%
	Class R	0.50%	0.25%	0.50%

Invesco Dividend Income Fund	Class A	0.25%	0.25%	0.25%

Invesco Energy Fund	Class R	0.50%	0.25%	0.50%

Invesco Small Cap Value Fund	Class A	0.25%	0.25%	0.25%
	Class C	0.75%	0.25%	1.00%

Invesco Technology Fund	Class A	0.25%	0.25%	0.25%
	Class C	0.75%	0.25%	1.00%
	Investor Class	0.25%	0.25%	0.25	%π
	Class R	0.50%	0.25%	0.50%

Invesco Value Opportunities Fund	Class A	0.25%	0.25%	0.25%
	Class C	0.75%	0.25%	1.00%
	Class R	0.50%	0.25%	0.50%

AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds)

Portfolio	Share Class	Maximum Distribution Amount*	Maximum Shareholder Services Amount	Maximum Aggregate Reimbursable Amount
Invesco High Yield Municipal Fund	Class A	0.25%	0.25%	0.25%
	Class C	0.75%	0.25%	1.00%

Invesco Intermediate Term Municipal Income Fund	Class A	0.25%	0.25%	0.25%
	Class C	0.75%	0.25%	1.00%

Invesco Municipal Income Fund	Class A	0.25%	0.25%	0.25%
	Class C	0.75%	0.25%	1.00%
	Investor Class	0.25%	0.25%	0.25%

Invesco Pennsylvania Municipal Fund	Class C	0.75%	0.15%	0.90%

Invesco Rochester New York Municipals Fund	Class C	0.75%	0.25%	1.00%

Notes

* Distribution Amounts may also include Asset Based Sales Charges.

π IDI may not be reimbursed for overhead expenses (overhead expenses defined as customary overhead not including the costs of IDI’s personnel whose primary responsibilities involve marketing the Funds).